                                                                   EXHIBIT (L)



                     MONTHLY CERTIFICATEHOLDERS' STATEMENT
                          Discover Card Master Trust I
                        Series 1996-3 Monthly Statement
                      Class A Certificate CUSIP #25466KAY5
                      Class B Certificate CUSIP #25466KAZ2


Trust Distribution Date: September 15, 1997 Due Period Ending: August 31, 1997

Pursuant to the Series Supplement dated as of February 21, 1996 relating to the Pooling and Servicing Agreement dated as of October 1, 1993 by and between Greenwood Trust Company and U.S. Bank National Association, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performances of the Trust. The information for the Due Period and the Trust Distribution Date listed above is set forth below:

1.   Payments for the benefit of Series Investors this Due Period (per $1000 of
     --------------------------------------------------------------------------
     Class Initial Investor Interest)
     --------------------------------

     Series  1996-3                                           Total              Interest         Principal
        Class A               30 days at 6.050000000%      $5.041666667       $5.041666667      $0.000000000

        Class B               30 days at 6.250000000%      $5.208333333       $5.208333333      $0.000000000

2.   Principal Receivables at the end of the Due Period
     --------------------------------------------------

 (a) Aggregate Investor Interest                                                    $12,802,112,676.00
     Seller Interest                                                                 $4,907,594,307.06

     Total Master Trust                                                             $17,709,706,983.06


 (b) Group One Investor Interest                                                    $10,702,112,676.00

 (c) Group Two Investor Interest                                                     $2,100,000,000.00

 (d) Series 1996-3 Investor Interest                                                   $631,579,000.00

 (e) Class A Investor Interest                                                         $600,000,000.00

     Class B Investor Interest                                                          $31,579,000.00

3.   Allocation of Receivables Collected During the Due Period
     ----------------------------------------------------------

                                                          Finance Charge             Principal            Yield
                                                           Collections              Collections         Collections
 (a) Allocation of Collections between Investor and Seller
     Aggregate Investor Allocation.                        $207,533,237.28        $1,507,305,440.63                $0.00

     Seller:                                                $77,070,763.37          $559,761,812.00                $0.00

 (b) Group One Allocation                                  $173,494,598.79        $1,260,084,197.22                $0.00

 (c) Group Two Allocation                                   $34,038,638.49          $247,221,243.41                $0.00

 (d) Series 1996-3 Allocations                              $10,245,744.02           $74,414,421.09                $0.00

 (e) Class A Allocations                                     $9,733,456.82           $70,693,700.04                $0.00

     Class B Allocations                                       $512,287.20            $3,720,721.05                $0.00

4.   Information Concerning the Series Principal Funding Accounts ("SPFA")
     ---------------------------------------------------------------------

                               Deposits into the
                               SPFAs This                  SPFA              Deposit Deficit            Investment
                               Due Period                 Balance               Amount                    Income
     Series 1996-3                  $0.00                  $0.00                        0.00                $0.00

5.   Information Concerning Amount of Controlled Liquidation Payments
     ----------------------------------------------------------------

                                                                                                   Total Payments
                                       Amount Paid                 Deficit Amount                  Through This
                                     This Due Period               This Due Period                  Due Period
     Series 1996-3                             $0.00                           $0.00                        $0.00

6.   Information Concerning the Series Interest Funding Accounts ("SIFA")
     --------------------------------------------------------------------

                                                          Deposits Into the
                                                            SIFAs This
                                                            DuePeriod                    SIFA Balance
     Series 1996-3                                          $3,189,473.96                   $3,189,473.96

7.   Pool Factors
     ------------

                                                                                         This Due Period
     Class A                                                                                  1.00000000

     Class B                                                                                  1.00000000

8.   Investor Charged-Off Amount
     ---------------------------

                                                                                             Cumulative
                                                                                              Investor
                                                                                             Charged-Off
                                                                This Due Period               Amount
 (a) Group One                                                    $58,739,747.30                       $0.00

 (b) Group Two                                                    $11,524,399.25                       $0.00

 (c) Series 1996-3                                                 $3,468,882.72                       $0.00

 (d) Class A                                                       $3,295,438.58                       $0.00

     Class B                                                         $173,444.14                       $0.00

9.   Investor Losses This Due Period
     -------------------------------

                                                                                           Per $1,000 of
                                                                                           Original Invested
                                                                       Total                Principal
 (a) Group One                                                             $0.00                      $0.00

 (b) Group Two                                                             $0.00                      $0.00

 (c) Series 1996-3                                                         $0.00                      $0.00

 (d) Class A                                                               $0.00                      $0.00

     Class B                                                               $0.00                      $0.00

10.  Reimbursement of Investor Losses This Due Period
     ------------------------------------------------

                                                                                            Per $1,000 of
                                                                                          Original Invested
                                                                        Total                Principal
 (a) Group One                                                              $0.00                    $0.00

 (b) Group Two                                                              $0.00                    $0.00

 (c) Series 1996-3                                                          $0.00                    $0.00

 (d) Class A                                                                $0.00                    $0.00

     Class B                                                                $0.00                    $0.00

11.  Aggregate Amount of Unreimbursed Investor Losses
     ------------------------------------------------

                                                                                            Per $1,000 of
                                                                                          Original Invested
                                                                        Total                Principal
 (a) Group One                                                              $0.00                    $0.00

 (b) Group Two                                                              $0.00                    $0.00

 (c) Series 1996-3                                                          $0.00                    $0.00

 (d) Class A                                                                $0.00                    $0.00

     Class B                                                                $0.00                    $0.00

12.  Investor Monthly Servicing Fee Payable at the end of the Due Period
     -------------------------------------------------------------------

 (a) Group One                                                                                $17,836,854.46

 (b) Group Two                                                                                 $3,500,000.00

 (c) Series 1996-3                                                                             $1,052,631.67

 (d) Class A                                                                                   $1,000,000.00

     Class B                                                                                      $52,631.67

13.  Class Available Subordinated Amount at the end of the Due Period
     ----------------------------------------------------------------

                                                                                             As a Percentage
                                                                                                of Class A
                                                                           Total              Invested Amount
     Series 1996-3 Class B                                            $37,894,740.00                 6.3158%

14.  Total Available Credit Enhancement Amounts
     ------------------------------------------

                                                                      Shared Amount            Class B Amount
     Maximum Amount                                                            $0.00             $18,947,370.00

     Available Amount                                                          $0.00             $18,947,370.00

     Amount of Drawings on Credit Enhancement
      for this Due Period                                                      $0.00                      $0.00

15.  Delinquency Summary
     -------------------

     End of Due Period Master Trust Receivables Outstanding     $17,998,317,290.42

                               Delinquent Amount         Percentage of Ending
     Payment Status            Ending Balance            Receivables Outstanding
     30-59 days                    $542,307,518.10               3.01%

     60-179 days                   $869,124,567.70               4.83%


                                U.S. BANK NATIONAL ASSOCIATION
                                as Trustee


                              BY:
                                  ----------------------------
                                       Vice President

                    MASTER SERVICER'S CERTIFICATE STATEMENT

                          Discover Card Master Trust I

                        Series 1996-3 Monthly Statement

                                  CREDIT CARD
                           PASS-THROUGH CERTIFICATES

     The undersigned, a duly authorized representative of Greenwood Trust Company ("Greenwood"), as Master Servicer pursuant to the Pooling & Servicing Agreement dated as of October 1, 1993 (the "Pooling & Servicing Agreement") and the Series Supplement, dated as of February 21, 1996 (the "Series Supplement") by and between Greenwood and U.S. Bank National Association, as Trustee, does hereby certify as follows with respect to the Supplement Discover Card Master Trust I, Series 1996-3 Master Trust Certificates for the Distribution Date occurring on September 15, 1997:


1.   Greenwood is Master Servicer under the Pooling and Servicing Agreement.

2.   The undersigned is a Servicing Officer of Greenwood as Master Servicer.

3.   The aggregate amount of Collections processed during the related Due
     Period is equal to                                                                     $2,351,671,253.22

4.   The aggregate amount of Class A Principal Collections processed during
     the related Due Period is equal to                                                        $70,693,700.04

5.   The aggregate amount of Class A Finance Charge Collections processed
     during the related Due Period is equal to                                                  $9,733,456.82

6a.  The aggregate amount of Class A Principal Collections recharacterized as
     Series Yield Collections during the related Due Period is equal to                                 $0.00

6b.  The aggregate amount of Class A Additional Funds for this Distribution
     date is equal to                                                                                   $0.00

7. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

     (a)  with respect to the Class A Required Amount Shortfall                                         $0.00
          is equal to

     (b)  with respect to the Class A Cumulative Investor Charged-Off                                   $0.00
          Amount is equal to

     (c)  with respect to the Class A Investor Interest is equal to                                     $0.00

8.   The sum of all amounts payable to the Class A Certificateholders
     on the current Distribution Date is equal to                                                       $0.00

9.   The aggregate amount of Class B Principal Collections processed during
     the related Due Period is equal to                                                         $3,720,721.05

10.  The aggregate amount of Class B Finance Charge Collections processed
     during the related Due Period is equal to                                                    $512,287.20

11a. The aggregate amount of Class B Principal Collections recharacterized as
     Series Yield Collections during the related Due Period is equal to                                 $0.00

11b. The aggregate amount of Class B Additional Funds for this Distribution
     date is equal to                                                                                   $0.00

12. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

     (a)  with respect to the Class B Required Amount Shortfall                                         $0.00
          is equal to

     (b)  with respect to the Class B Cumulative Investor Charged-Off                                   $0.00
          Amount is equal to

     (c)  with respect to the Class B Investor Interest is equal to                                     $0.00

13.  The sum of all amounts payable to the Class B Certificateholders
     on the current Distribution Date is equal to                                                       $0.00

14.  Attached hereto is a true copy of the statement required to be delivered by the Master Servicer on the date of this Certificate to the Trustee pursuant to
     Section 16 of the Series Supplement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered certificate this 15th day of September, 1997.



                          GREENWOOD TRUST COMPANY
                            as Master Servicer

                          By:
                             ------------------------------------
                          Vice President, Director of Accounting,
                          and Treasurer